Exhibit 99.2

Potash Corporation of Saskatchewan Inc.	Proxy

For use at the Special Meeting of Shareholders

to be held on November 3, 2016. THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE CORPORATION

The undersigned holder of common shares (“Shares”) of Potash Corporation of Saskatchewan Inc. (the “Corporation”) hereby appoints John W. Estey, Board Chair, or failing him, Jochen E. Tilk, President and Chief Executive Officer, or failing him, Wayne R. Brownlee, Executive Vice President, Treasurer and Chief Financial Officer, or failing him, Joseph A. Podwika, Secretary, or instead of any of the foregoing, as proxy for the undersigned, with full power of substitution to attend, vote and act for and on behalf of the undersigned at the special meeting of shareholders of the Corporation to be held:

Thursday, the 3rd day of November, 2016 (the “Meeting”)

1:00 p.m. (Saskatoon time)

Radisson Hotel, Michelangelo A Ballroom

405 — 20th Street East

Saskatoon, Saskatchewan, Canada

and at any adjournments or postponements thereof, and hereby revokes any proxy previously given by the undersigned.

1.	A shareholder has the right to appoint a person who need not be a shareholder, to represent him or her and to attend and act on his or her behalf at the Meeting, other than the nominees designated above, and may exercise such right by crossing out the names of the designated persons above and inserting the name of his or her nominee in the space provided above for that purpose.

2.	The Shares represented by this proxy will be voted in accordance with any choice specified in this proxy. If no specification is made, the persons named above will vote such Shares FOR the special resolution (included as Appendix B in the accompanying joint information circular) approving a plan of arrangement under section 192 of the Canada Business Corporations Act, involving, among others the Corporation, shareholders of the Corporation, Agrium Inc., shareholders of Agrium Inc. and a newly-incorporated parent entity to be formed to manage and hold the combined businesses of the Corporation and Agrium Inc., all as more particularly described in the accompanying joint information circular. This proxy confers authority to vote in the proxyholder’s discretion with respect to amendments or variations to matters identified in the accompanying Notice of Meeting and with respect to other matters that may properly come before the Meeting.
3.	This proxy must be dated and executed by the shareholder (using exactly the same name in which the Corporation’s shares are registered) or by his or her attorney authorized in writing or, if the shareholder is a corporation, this proxy should be signed in its corporate name under its corporate seal by an authorized officer whose title should be indicated. A proxy signed by a person acting as attorney or in some other representative capacity should reflect such person’s capacity following his or her signature and should be accompanied by the appropriate instrument evidencing qualification and authority to act. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy.

4.	If this proxy is not dated, it shall be deemed to be dated on the date on which this proxy was mailed by the Corporation.

5.	This proxy must be received at the Toronto office of CST Trust Company no later than 1:00 p.m. (Saskatoon time) on Tuesday, November 1, 2016 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding weekends and holidays in the Province of Saskatchewan) before the Meeting resumes. Late proxies may be accepted or rejected by the Chair of the Meeting at his or her discretion and the Chair of the Meeting is under no obligation to accept or reject any particular late proxy. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.

6.	Reference is made to the accompanying joint information circular of the Corporation for further information regarding the completion and use of this proxy and other information pertaining to the Meeting.

7.	YOU MAY ALSO VOTE USING THE INTERNET, TELEPHONE OR FAX 24 HOURS A DAY, 7 DAYS A WEEK

TO VOTE USING THE INTERNET WWW.CSTVOTEMYPROXY.COM	TO VOTE BY TELEPHONE 1-888-489-5760	TO VOTE BY FAX* 1-866-781-3111 (IN NORTH AMERICA) 1-416-368-2502 (OUTSIDE NORTH AMERICA) *BOTH SIDES OF THIS PROXY

To vote using the internet or by telephone, you will need to provide your 13-digit CONTROL NUMBER listed in this proxy. If you vote using the internet or by telephone, DO NOT mail or fax back this proxy. Votes made by internet, telephone or fax must be received by 1:00 p.m. (Saskatoon time) on November 1, 2016.

Without limiting the general powers hereby conferred, the Shares represented by this proxy are to be:

		For	Against
1.	Voted FOR or AGAINST the special resolution (included as Appendix B in the accompanying joint information circular) approving a plan of arrangement under section 192 of the Canada Business Corporations Act, involving, among others the Corporation, shareholders of the Corporation, Agrium Inc., shareholders of Agrium Inc. and a newly-incorporated parent entity to be formed to manage and hold the combined businesses of the Corporation and Agrium Inc., all as more particularly described in the accompanying joint information circular.

Dated the	day of	2016.

Name of Shareholder	Signature of Shareholder